Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies
Commitments and Contingencies

14.Commitments and Contingencies

From time to time the Company expects to be subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. The Company is not aware of any claim or contingent liability, which is reasonably possible and should be disclosed, or probable and for which a provision should be established in the accompanying financial statements.

Future minimum charter hire receipts, based on vessels committed to non-cancelable time charter contracts (including fixture recaps) as of December 31, 2011, assuming 15 days off hire due to any scheduled dry-docking, net of commissions are:

For the year:	Amount
2012	$56,784,000
2013	49,828,113
2014	21,717,063
2015	12,967,500
2016	3,705,000
Total	$145,001,676

Charter hires are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated off-hire time of 15 days to perform any scheduled drydocking on each vessel has been deducted, and it has been assumed that no additional off-hire time is incurred, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.